EXHIBIT 99.1

Salomon Smith Barney Financial Services Conference New York, NY January 28, 2003

This presentation may contain statements of Trustmark's strategies, plans and objectives, as well as estimates of future operating results for 2003 and beyond for Trustmark Corporation as well as estimates of financial condition, operating efficiencies and revenue creation. These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the company's operations, pricing, products and services. Forward Looking Statements

Company Vision and Mission OUR VISION..... is to be a premier financial services company in our marketplace. OUR MISSION..... is to achieve outstanding customer satisfaction by providing banking, investment and insurance solutions through superior sales and service, utilizing excellent people, teamwork and diversity, while meeting our corporate financial goals.

Trustmark is an integrated provider of banking and financial solutions: $434 million in revenue $121 million in net income 17.93% ROE 9.52% Equity to Assets 1.77% ROA $1.5 billion market cap Investment Ratings: Moody's: A3, S&P: BBB+ Proven financial results Corporate Profile

Financial Performance

Financial Performance Basic Earnings and Dividends Per Share 1997 1998 1999 2000 2001 2002 EPS 0.98 1.14 1.36 1.5 1.72 1.95 DPS 0.29 0.35 0.44 0.51 0.56 0.62 1997-2002 CAGR 2001-2002 CAGR Earnings Per Share 14.8% 13.4% Dividends Per Share 16.4% 10.7%

Financial Performance Return on Average Equity 1997 0.1267 1998 0.1353 1999 0.1493 2000 0.1568 2001 0.1698 2002 0.1793

Financial Performance Total Revenue ($ in thousands) 1997 1998 1999 2000 2001 2002 Interest 204005000 226820000 242402000 232980000 266904000 292186000 Non-Intere 73424000 86990000 101943000 124540000 131990000 141870000 $277,429 $313,810 $344,345 $357,520 $398,894 $434,056 1997-2002 CAGR 2001-2002 CAGR Non-Interest Income 14.1% 7.5% Net-Interest Income 7.4% 9.5% Total Revenue 9.4% 8.8% 26.5% 73.5% 27.7% 72.3% 29.6% 70.4% 34.8% 33.1% 32.7% 65.2% 66.9% 67.3%

Financial Performance Efficiency Ratio Efficiency Ratio 1997 0.5868 1998 0.5555 1999 0.5282 2000 0.5267 2001 0.5343 2002 0.5163

Financial Performance Credit Quality ($ in millions) Allowance for loan and lease losses (ALLL) Non-Performing Assets (NPA)

Financial Performance Net Income ($ in millions ) Year 1997 71100000 1998 83300000 1999 98000000 2000 101700000 2001 111300000 2002 121100000 1997-2002 CAGR 2001-2002 CAGR Net Income 11.2% 8.8%

Financial Performance Return on Average Assets Year 1997 0.0134 1998 0.0141 1999 0.0149 2000 0.015 2001 0.0159 2002 0.0177

Jackson MSA Memphis MSA Hattiesburg MSA Other MSAs Non-Metro Markets Loans 48 13.9 6.8 3.3 28 Geographic Banking Franchise Total Loans as of December 31, 2002 ($ in millions) Total Loans: $ 4,617 $2,215 $642 $314 $154 $1,292

Loan Composition As of December 31, 2002 ($ in millions) Construction 1-4 Family Non Farm - Non Residential Loans Held for Sale Commercial & Industrial Consumer State/Political Subs Other 0.062 0.29 0.2 0.043 0.168 0.18 0.035 0.022 $285 $1,331 $924 $200 $777 $833 $163 $104 Total Loans: $ 4,617

Jackson MSA Memphis MSA Hattiesburg MSA Non-Metro Markets Deposits 2248 665 173 1604 $2,244 $665 $173 $1,604 Geographic Banking Franchise Total Deposits as of December 31, 2002 ($ in millions) Total Deposits: $ 4,686

Non Interest Bearing DDAs Interest Bearing Transactions Savings CDs Deposits 1251 942 744 1748 $1,251 $942 $744 $1,749 Deposit Composition Total Deposits as of December 31, 2002 ($ in millions) Total Deposits: $ 4,686

Investment Commercial Consumer - Branch Consumer Non Branch Mortgage Insurance Treasury 25.5 50 207.6 23.5 51 14.8 61.6 $25.5 $50.0 $207.6 $23.5 $51.0 $14.8 $61.6 Financial Performance 2002 Revenue by Line of Business ($ in millions) Total Revenue: $434 million

Nissan selected Mississippi for $930 million manufacturing facility in November 2000; announced $500 million expansion in June 2002 Construction of the 400,000 unit plant, located 15 miles north of Jackson, is on schedule with production to begin in spring 2003 Full-size truck, SUV, minivan and Altima to be produced from 3.5 million sq. ft. plant 3,000 construction workers employed Plant payroll will initially be 3,300 in 2003 before expanding to 5,300 in 2004 Nissan's annual payroll is an estimated $166 million in 2003 Nissan estimates 6 spin-off jobs for each job at plant (19,800 to 31,800) Economic Development Nissan Motor Plant

Key Initiatives

Corporate Governance Branding Sales & Service Associate Development Technology Mergers and Acquisitions Key Initiatives